UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 25, 2010

DEERFIELD CAPITAL CORP.
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	1-32551	20-2008622
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

6250 North River Road, Rosemont, Illinois		60018
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(773) 380-1600

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[x]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 25, 2010, Deerfield Capital Corp. (the "Company") filed Articles Supplementary in the State of Maryland certifying that the Company has elected to be subject to Section 8-304(c) of the Maryland General Corporation Law, which provides, among other things, that, except as may be provided by the Company’s board of directors in setting the terms of any class or series of stock, all vacancies on the Company’s board of directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum and that any director so elected shall hold office for the remainder of the full term of the class of directors in which the vacancy occurred and until a successor is elected and qualifies.

The foregoing description of the Articles Supplementary is qualified in its entirety by reference to the Articles Supplementary, a copy of which are attached as Exhibit 3.1 and incorporated herein by reference.

Item 8.01 Other Events.

As previously disclosed, on March 22, 2010 the Company entered into an Acquisition and Investment Agreement with Bounty Investments, LLC ("Bounty") and Columbus Nova Credit Investments Management, LLC ("CNCIM") pursuant to which the Company has agreed to acquire all of the outstanding equity interests of CNCIM from Bounty for consideration consisting of the issuance of 4,545,455 shares (the "Stock Consideration") and deferred payments totaling $7.5 million in cash over five years, and the Company has entered into a Senior Subordinated Convertible Notes Agreement pursuant to which Bounty has agreed to purchase for cash $25 million in aggregate principal amount of convertible notes (the "Convertible Notes") convertible into common stock of the Company, with an initial conversion price of $6.05, subject to adjustment. In connection with approval of these transactions, pursuant to Section 9.4 of the Company’s charter, the Board of Directors of the Company granted an exemption from the Section 382 Ownership Limit contained in Article IX of the Company’s charter for Bounty’s acquisition of the Stock Consideration and shares of common stock issuable upon conversion of the Convertible Notes.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are filed with this Current Report on Form 8-K:

3.1 Articles Supplementary certifying that the Company has elected to be subject to Section 3-804(c) of the Maryland General Corporation Law.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEERFIELD CAPITAL CORP.

March 25, 2010	By:	/s/ Robert A. Contreras

Name: Robert A. Contreras
Title: Senior Vice President, General Counsel and Secretary

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Exhibit Index

Exhibit No.	Description

3.1	Articles Supplementary certifying that the Company has elected to be subject to Section 3-804(c) of the Maryland General Corporation Law.